UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     November  15,  2006

                          Xtreme  Companies,  Inc.
             (Exact name of registrant as specified in its charter)

              Nevada                     000-30914              88-0394012
(State  or  other  jurisdiction         (Commission           (IRS  Employer
       of  incorporation)               File  Number)       Identification  No.)

        300  Westlink  Dr, Washington,  MO                              63090
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code        (636)  390-9000
------------------------------------------------------------------------------

          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
       CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange  Act  (17  CFR  240.13e-4(c))

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ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On November 15, 2006, we filed a Certificate of Amendment to our Articles of Incorporation, as amended, changing our name to Challenger Powerboats, Inc.

The foregoing description of the terms and conditions of the Certificate of Amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Certificate of Amendment filed as exhibit 3.1, and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

EXHIBIT
 NUMBER                             DESCRIPTION
-------                             -----------

3.1 Certificate of Amendment to the Articles of Incorporation, as amended, dated November 15, 2006 (filed herewith).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Xtreme  Companies, Inc.
                                   (Registrant)
Date    November  21,  2006

                                                  /s/  Laurie  Phillips
                                                  ---------------------
                                                        (Signature)
                                         Print  Name:  Laurie  Phillips
                                               Title:  Chief  Executive  Officer

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